                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                 Date of Report
                                  June 26, 2002


                               THE SHAW GROUP INC.
             (Exact name of registrant as specified in its charter)



                Louisiana                              0-22992                             72-1106167
    (State or other jurisdiction of            (Commission File Number)         (IRS Employer Identification No.)
            incorporation)


   4171 Essen Lane, Baton Rouge, Louisiana                                                                  70809
   (Address of principal executive offices)                                                            (Zip Code)

Registrant's telephone number, including area code                                                 (225) 932-2500

            8545 United Plaza Boulevard, Baton Rouge, Louisiana 70809 (Former name or former address, if changed since last report)

Item 4.    Changes in Registrant's Certifying Accountant.

On June 26, 2002, The Shaw Group Inc., a Louisiana corporation, ("Shaw"), dismissed Arthur Anderson LLP ("Arthur Andersen") as its independent auditors, and engaged Ernst & Young LLP ("Ernst & Young") to serve as its independent auditors for the fiscal year ending August 31, 2002. The Arthur Andersen dismissal and the Ernst & Young engagement were recommended by Shaw's Audit Committee and approved by Shaw's Board of Directors and are effective immediately.

Arthur Andersen's reports on Shaw's consolidated financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and through the date of this report, there were (i) no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to Arthur Andersen's satisfaction would have caused Arthur Andersen to make a reference to the subject matter of the disagreement(s) in connection with Arthur Andersen's report; (ii) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except for notification from Arthur Andersen in connection with the audit of the Company's August 31, 2000 financial statements that the accounting system of Stone & Webster, Incorporated ("Stone & Webster") contained certain material weaknesses in internal accounting controls. Shaw completed its acquisition of substantially all of the assets and liabilities of Stone & Webster in a bankruptcy proceeding on July 14, 2000, and eliminated the weaknesses during fiscal 2001. As a result thereof, Arthur Andersen did not include these matters in its management letter for the audit for the fiscal year ended August 31, 2001.

Shaw has provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated June 26, 2002, stating that it has found no basis for disagreement with such statements.

During each of the two most recent fiscal years and through the date of this report, Shaw did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, wither completed or proposed, or the type of audit opinion that might be rendered on Shaw's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(I) and (ii) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits. The following exhibits are filed with this report.

         Exhibit Number         Description
         --------------         -----------
               16               Letter from Arthur Andersen LLP dated June 26, 2002, addressed to The Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE SHAW GROUP INC.
                                   (Registrant)



Date:  June 26, 2002               By:   /s/  Robert L. Belk
                                      ------------------------------------------
                                        Robert L. Belk, Executive Vice President
                                        and Chief Financial Officer

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                               THE SHAW GROUP INC.

                                  EXHIBIT INDEX

                                    Form 8-K
                                  June 26, 2002



       EXHIBIT
       NUMBER     DESCRIPTION                                                     PAGE NO.
       -------    -----------                                                     --------
         16       Letter from Arthur Andersen LLP dated June 26, 2002, addressed to The Securities and Exchange Commission.